PREMIER INSURED MUNICIPAL BOND FUND, New York Series
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Premier Insured Municipal Bond Fund, New York Series. For its semi-annual reporting period ended January 31, 1996, your Series earned a total return, including bond price changes and interest income of 7.82% for Class A shares, 7.54% for Class B shares and, from their inception on December 4, 1995, an aggregate actual total return of 1.11% for Class C shares.* Income dividends, exempt from Federal, New York State and New York City personal income taxes, of approximately $.299 per share for Class A shares, $.265 per share for Class B shares and $.078 per share for Class C shares were paid to shareholders.** This is equivalent to a tax-free annualized distribution rate per share of 4.21% for Class A shares, 3.90% for Class B shares and 3.60% for Class C shares.***
THE ECONOMY
    On January 31, the last day of the Series' reporting period, the Federal Reserve Board once again lowered the Federal Funds rate another quarter of a point to 5.25%. The Federal Funds rate is the rate of interest that the nation's banks charge each other for overnight loans and is a key benchmark for all other short-term interest rates. The Federal Reserve also reduced the Discount Rate, the rate that the Fed charges banks for loans, by a quarter of a point to 5.0%. The reduction in interest rates was a continuation of the easing monetary policy of the Fed, a stance that has prevailed since last July.
    Mounting evidence that economic growth has been slowing, combined with favorable inflation reports, indicate that the threat of recession outweighs near-term worries of a resurgence in price inflation. The Consumer Price Index rose only 2.5% in 1995, the lowest rate in nearly a decade. It also marked the fourth consecutive year that the CPI rose less than 3%. The consumer sector of the economy was of increasing concern to economic policy makers. The consumer sector comprises two thirds of the nation's economic activity, and retail sales reports in December revealed the worst holiday season since the 1990-91 recession. Personal income growth remains sluggish. The Conference Board, an independent business group, reported that the Board's index of consumer confidence declined sharply in January as consumers worried about Federal budget negotiations and the recent flurry of layoff announcements by major corporations.
    Industrial production is only moderate. Output of the nation's factories crept up 0.1% in December. The annual rate of production slowed to 0.8% in the fourth quarter of 1995, compared with 3.2% for the previous three months. For the full calendar year, output rose 3.2%, little more than half the 5.9% rate in 1994.
    There are strong indications that inflation is under control. Until midyear 1995, fear of inflation was the overriding concern of the Federal Reserve. Now the focus seems to have shifted to actions designed to avoid recession. Since last July, the Fed has moved three times to lower interest rates. We believe that if more signs of economic weakness emerge, short-term interest rates may continue to be lowered.
MARKET ENVIRONMENT
Municipal bonds have enjoyed a dramatic bull market for the past year. In our opinion, the outlook continues to be very favorable, given the sluggish economy, with little threat of inflation. Should these conditions continue, the Federal Reserve Board may lower rates further, which would be very positive for the bond markets. It should be noted, however, that the Fed Chairman recently remarked that he believes the economy is growing at an acceptable pace. The market has taken these remarks to mean that no additonal easing is imminent and has reacted by lowering the prices of fixed-income investments. The most positive common element in the various market outlooks for long-term bonds is that inflation continues to be subdued with few notable threats on the horizon.
    The budget stalemate is an additional concern to market participants and has also added to recent volatility. If the President and Congress can reach agreement on the details to achieve a balanced budget, it would be another strong positive for the fixed income markets.
    In addition to lower rates, municipal bond performance during 1995 was helped by the reduction in the supply of new issues. However, the early redemption of outstanding issues remains problematic.
THE PORTFOLIO
    During the reporting period, the portfolio was structured to take advantage of the market rally. We kept an aggressive posture throughout the period, emphasizing current-to-low coupons with long durations. This was successful as indicated by the solid returns on your Series. Of course, credit quality remained strong with all issues rated triple-A by both Moody's and Standard & Poor's rating agencies.
    Going forward, we expect to maintain the current structure. With inflation low, the economy sluggish but resilient, and the Federal Reserve Board's outstanding track record to date, we do not envision a dramatic end to the positive environment that has permitted long-term investments to prosper. Therefore, we currently intend to maintain a fully invested position with strong credit quality during the coming months.
    Our primary task-to earn a high level of current income to the extent consistent with preservation of capital-continues to guide our portfolio management decisions.
    Included in this report are detailed statements about your Series' holdings and its financial condition. We hope they are informative. Please know that we appreciate greatly your continued confidence in the Series and in The Dreyfus Corporation.
                              Very truly yours,
                             [Richard J. Moynihan]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management

February 15, 1996
New York, N.Y.

* Total return includes the reinvestment of dividends and any capital gains paid, without taking into consideration the initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
**Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Income may be subject to some state and local taxes for non-New York Residents.
***Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period in the case of Class A shares or the net asset value per share at the end of the period in the case of Class B and Class C shares.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF INVESTMENTS                                                                             JANUARY 31, 1996 (UNAUDITED)
                                                                                                    PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS-100.0%                                                               AMOUNT          VALUE
                                                                                                   _________        _________
NEW YORK-97.7%
Albany Municipal Water Finance Authority, Water and Sewer
    System Revenue, Refunding 5.50%, 12/1/2022 (Insured; FGIC)..............                    $  1,000,000     $ 1,003,310
Buffalo Municipal Water Finance Authority,
    Water System Revenue 5%, 7/01/2025 (Insured; FGIC)......................                         750,000         715,012
Erie County 5.50%, 6/15/2025 (Insured; FGIC)................................                         500,000         499,605
Metropolitan Transportation Authority,
    Commuter Facilities Revenue (Grand Central Terminal)
      5.70%, 7/1/2024 (Insured; FSA)........................................                         550,000         559,262
    Transit Facility Revenue 6.375%, 7/1/2020 (Insured; MBIA)...............                         750,000         819,135
New York City Health and Hospital Corp., Revenue, Refunding:
    5.625%, 2/15/2013 (Insured; AMBAC)......................................                         1,000,000      1,024,880
    5.75%, 2/15/2022 (Insured; AMBAC).......................................                         200,000         203,304
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    5.375%, 6/15/2019 (Insured; MBIA).......................................                         350,000         346,301
    6%, 6/15/2019 (Insured; FGIC)...........................................                         200,000         204,598
    6.20%, 6/15/2021 (Insured; AMBAC).......................................                         600,000         637,794
New York City Transit Authority, Transit Facility Revenue
    (Livingston Plaza Project) 6%, 1/1/2021 (Insured; FSA)..................                         200,000         204,492
New York State, COP (City University - John Jay College)
    5.50%, 8/15/2009 (Insured; AMBAC) (Prerefunded 8/15/1996) (a)...........                         200,000         206,412
New York State Dormitory Authority, Revenue:
    (City University System - Third Resolution) 6.30%, 7/1/2024 (Insured; AMBAC)                     500,000         543,750
    (Refunding - Fordham University) 5.75%, 7/1/2015 (Insured; FGIC)........                         200,000         207,692
    (Refunding - Skidmore College) 5.375%, 7/1/2023 (Insured; FSA)..........                         200,000         197,728
    (Rochester University) 5.90%, 7/1/2017 (Insured; MBIA)..................                         950,000         990,109
    (State University Educational Facilities) 5.40%, 5/15/2023 (Insured; FGIC)                       600,000         595,290
New York State Energy Research and Development Authority, Revenue:
    Facilities (Refunding - Con Edison Co. of New York Inc. Project)
      5.25%, 8/15/2020 (Insured; MBIA)......................................                         200,000         196,076
    Gas Facilities (Brooklyn Union Gas) 5.60%, 6/1/2025 (Insured; MBIA).....                         200,000         199,268
    Pollution Control, Refunding:
      (New York State Electric and Gas Corp.) 6.05%, 4/1/2034 (Insured; MBIA)                        500,000         528,535
      (Rochester Gas and Electric Project) 6.50%, 5/15/2032 (Insured; MBIA).                         400,000         431,664
New York State Housing Finance Agency, MFMR
    6.35%, 8/15/2023 (Insured; AMBAC).......................................                         500,000         518,250
New York State Medical Care Facilities Finance Agency, Revenue:
    (Hospital and Nursing Home) 6.125%, 2/15/2015 (Insured; MBIA)...........                         400,000         426,784
    (Long Term Health Care) 6.50%, 11/1/2015 (Insured; CGIC)................                         200,000         218,228
    (Mental Health Service Facilities Improvement)
      5.80%, 2/15/2019 (Insured; CGIC)......................................                         400,000         412,548


PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF INVESTMENTS (CONTINUED)                                                                 JANUARY 31, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                          AMOUNT          VALUE
                                                                                                  ________         ________
NEW YORK (CONTINUED)
New York State Medical Care Facilities Finance Agency, Revenue (continued):
    (Montefiore Medical Center) 6%, 2/15/2035 (Insured; AMBAC)..............                       $ 500,000      $ 521,940
    (New York Hospital) 6.50%, 8/15/2029 (Insured; AMBAC)...................                         500,000        547,280
    (Refunding - Saint Mary's Hospital Project) 6.20%, 11/1/2014 (Insured; AMBAC)                    200,000        214,098
Niagara Falls Bridge Commission, Toll Revenue, Refunding
    5.25%, 10/1/2021 (Insured; FGIC)........................................                         200,000        195,980
Suffolk County Water Authority, Waterworks Revenue
    5%, 6/1/2012 (Insured; MBIA)............................................                         200,000        196,374
Triboro Bridge and Tunnel Authority, Special Obligation Refunding
    6%, 1/1/2019 (Insured; MBIA)............................................                       1,000,000      1,030,990
U.S.  RELATED-2.3%
Commonwealth of Puerto Rico, Refunding
    5.375%, 7/01/2022 (Insured; MBIA).......................................                         350,000        350,574
                                                                                                                 __________
TOTAL INVESTMENTS (cost $14,128,857)........................................                                    $14,947,263
                                                                                                               =============

PREMIER INSURED MUNICIPAL BOND FUND, New York Series

SUMMARY OF ABBREVIATIONS
AMBAC         American Municipal Bond Assurance Corporation      FSA    Financial Security Assurance
COP           Certificate of Participation                       MBIA   Municipal Bond Investors Assurance
CGIC          Capital Guaranty Insurance Corporation                          Insurance Corporation
FGIC          Financial Guaranty Insurance Company               MFMR   Multi-Family Mortgage Revenue

SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (B)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
_____                              _______                        __________________                  ____________________
AAA                                Aaa                            AAA                                        100.0%
                                                                                                            ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (b) Fitch currently provides creditworthiness information for a limited number of investments.
    (c) At January 31, 1996, 25.3% of the Series' net assets are insured by AMBAC and 35.8% are insured by MBIA.









See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF ASSETS AND LIABILITIES                                                                  JANUARY 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $14,128,857)-see statement......................................                                     $14,947,263
    Cash....................................................................                                         182,430
    Interest receivable.....................................................                                         194,529
    Receivable for shares of Beneficial Interest subscribed.................                                         140,000
    Prepaid expenses........................................................                                          12,621
                                                                                                                ____________
                                                                                                                  15,476,843
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                       $  8,937
    Due to Distributor......................................................                          7,309
    Payable for shares of Beneficial Interest redeemed......................                         20,079
    Accrued expenses and other liabilities..................................                         29,549           65,874
                                                                                                    _______        _________
NET ASSETS  ................................................................                                     $15,410,969
                                                                                                                ============
REPRESENTED BY:
    Paid-in capital.........................................................                                     $14,605,543
    Accumulated net realized (loss) on investments..........................                                         (12,980)
    Accumulated net unrealized appreciation on investments-Note 3...........                                         818,406
                                                                                                                ____________
NET ASSETS at value.........................................................                                     $15,410,969
                                                                                                                ============
Shares of Beneficial Interest outstanding:
    Class A Shares
      (unlimited number of $.001 par value shares authorized)...............                                         407,507
                                                                                                                     =======
    Class B Shares
      (unlimited number of $.001 par value shares authorized)...............                                         737,978
                                                                                                                     =======
    Class C Shares
      (unlimited number of $.001 par value shares authorized)...............                                              75
                                                                                                                     =======
NET ASSET VALUE per share:
    Class A Shares
      ($5,478,534 / 407,507 shares).........................................                                         $13.44
                                                                                                                     =======
    Class B Shares
      ($9,931,425 / 737,978 shares).........................................                                         $13.46
                                                                                                                     =======
    Class C Shares
      ($1,010 / 75 shares)..................................................                                         $13.46
                                                                                                                     =======




See independent accountants' review report and notes to financial statments.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JANUARY 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                         $   386,220
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $  37,730
      Shareholder servicing costs-Note 2(c).................................                         23,946
      Distribution fees-Note 2(b)...........................................                         21,493
      Auditing fees.........................................................                          8,203
      Registration fees.....................................................                          5,670
      Prospectus and shareholders' reports..................................                          1,265
      Trustees' fees and expenses-Note 2(d).................................                          1,015
      Custodian fees........................................................                            976
      Legal fees............................................................                            803
      Miscellaneous.........................................................                          5,401
                                                                                                   ________
            TOTAL EXPENSES..................................................                        106,502
      Less-reduction in management fee due to
          undertakings-Note 2(a)............................................                          7,475
                                                                                                   ________
            NET EXPENSES....................................................                                              99,027
                                                                                                                         _______
            INVESTMENT INCOME-NET...........................................                                             287,193
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
      Net realized (loss) on investments-Note 3.............................                         $  (90)
      Net unrealized appreciation on investments............................                        720,851
                                                                                                   _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                             720,761
                                                                                                                         _______
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                          $1,007,954
                                                                                                                      ==========




See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
STATEMENT OF CHANGES IN NET ASSETS

                                                                                          YEAR ENDED            SIX MONTHS ENDED
                                                                                          JULY 31,              JANUARY 31, 1996
                                                                                            1995                   (UNAUDITED)
                                                                                        ____________            ________________
OPERATIONS:
    Investment income-net................................................                  $ 373,738                 $ 287,193
    Net realized (loss) on investments...................................                    (12,890)                      (90)
    Net unrealized appreciation on investments for the period............                     76,318                   720,851
                                                                                        ____________               ___________
          NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...........                    437,166                 1,007,954
                                                                                        ____________               ___________
DIVIDENDS TO SHAREHOLDERS FROM;
Investment income-net:
      Class A shares.....................................................                   (172,061)                 (115,946)
      Class B shares.....................................................                   (201,677)                 (171,241)
      Class C shares.....................................................                       _                           (6)
                                                                                        ____________               ___________
          TOTAL DIVIDENDS................................................                   (373,738)                 (287,193)
                                                                                        ____________               ___________
BENEFICIAL INTEREST TRANSACTIONS:
    Net proceeds from shares sold:
      Class A shares.....................................................                  3,665,511                   682,011
      Class B shares.....................................................                  5,533,055                 3,240,274
      Class C shares.....................................................                      _                         1,000
    Dividends reinvested:
      Class A shares.....................................................                     98,623                    78,783
      Class B shares.....................................................                    118,605                    91,745
      Class C shares.....................................................                      _                             6
    Cost of shares redeemed:
      Class A shares.....................................................                 (1,027,887)                 (340,583)
      Class B shares.....................................................                 (1,301,859)                 (465,439)
                                                                                        ____________               ___________
          INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS...                  7,086,048                 3,287,797
                                                                                        ____________               ___________
            TOTAL INCREASE IN NET ASSETS.................................                  7,149,476                 4,008,558
NET ASSETS:
    Beginning of period..................................................                  4,252,935                11,402,411
                                                                                        ____________               ___________
    End of period........................................................                $11,402,411               $15,410,969
                                                                                        ============               ===========

                                                                            SHARES
                                  __________________________________________________________________________________________
                                                   CLASS A                           CLASS B                      CLASS C
                                  ___________________________________     _______________________________       ___________
                                     YEAR ENDED    SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      PERIOD ENDED
                                       JULY 31,    JANUARY 31, 1996       JULY 31,      JANUARY 31, 1996      JANUARY 31, 1996
                                        1995         (UNAUDITED)            1995           (UNAUDITED)          (UNAUDITED)*
                                      _______         __________          _______           __________           __________
CAPITAL SHARE
    TRANSACTIONS:
    Shares sold..........              292,256          52,089             441,378           248,668                75
    Shares issued for dividends
      reinvested.........                7,927           5,974               9,489             6,951                -
    Shares redeemed......              (85,165)        (26,185)           (104,836)          (35,473)               -
                                      _______         __________          _______           __________           __________
          NET INCREASE IN SHARES
            OUTSTANDING..              215,018          31,878             346,031           220,146                 75
                                      =========       ==========         ==========         =========          ===========
    *From December 4, 1995 (commencement of initial offering) to January 31,  1996.
See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Series' financial statements.





                                                CLASS A SHARES                         CLASS B SHARES              CLASS C SHARES
                                     ____________________________________  ____________________________________    _____________
                                     YEAR ENDED JULY 31, SIX MONTHS ENDED  YEAR ENDED JULY 31,  SIX MONTHS ENDED   PERIOD ENDED
                                                         JANUARY 31, 1996                       JANUARY 31, 1996 JANUARY 31, 1996
                                     ____________________   (UNAUDITED)    ___________________
PER SHARE DATA:                        1994(1)    1995                      1994(1)    1995        (UNAUDITED)     (UNAUDITED)(2)
                                        ______   ______      _________      ______    ______       ___________     _____________
    Net asset value, beginning
    of period......                  $12.50    $12.79       $12.75        $12.50     $12.80         $12.77           $13.39
                                     ______    ______       _________     ______     ______       ___________     _____________
    INVESTMENT OPERATIONS:
    Investment income-net........       .18       .71          .30           .16        .64            .26              .08
    Net realized and unrealized
    gain (loss)
      on investments................    .29      (.04)         .69           .30       (.03)           .69              .07
                                        ______   ______      _________      ______    ______       ___________     _____________
      TOTAL FROM INVESTMENT OPERATIONS  .47       .67          .99           .46        .61            .95              .15
                                        ______   ______      _________      ______    ______       ___________     _____________
    DISTRIBUTIONS;
    Dividends from investment
    income-net......                   (.18)     (.71)        (.30)         (.16)      (.64)          (.26)            (.08)
                                        ______   ______      _________      ______    ______       ___________     _____________
    Net asset value, end of period   $12.79    $12.75       $13.44        $12.80     $12.77         $13.46           $13.46
                                       =======   =======      =======      =======    =======       ========         ========
TOTAL INVESTMENT RETURN (3).....       3.76%(4)  5.53%       15.51%(5)      3.72%(4)   5.08%         14.96%(5)         6.87%(5)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average
    net assets...                        -        .09%        1.12%(5)       .50%(5)    .60%          1.63%(5)         2.00%(5)
    Ratio of net investment income to
      average net assets..........     5.28%(5)  5.64%        4.52%(5)      4.87%(5)   5.02%          3.97%(5)         3.61%(5)
    Decrease reflected in above
     expense ratios due to
      undertakings by the Manager
      (limited to the expense
     limitation provision of
      the Management Agreement)....    2.50%(5)  1.45%         .11%(5)      2.50%(5)   1.39%           .11%(5)          .06%(5)
    Portfolio Turnover Rate......        -       2.76%        9.47%(4)         -       2.76%          9.47%(4)         9.47%(4)
    Net Assets, end of period
    (000's Omitted).                   $2,054    $4,791       $5,479        $2,199     $6,611         $9,931            $1
    (1)  From May 6, 1994 (commencement of operations) to July 31, 1994.
    (2)  From December 4, 1995 (commencement of initial offering) to
    January 31, 1996.
    (3)  Exclusive of sales load.
    (4)  Not annualized.
    (5)  Annualized.
See independent accountants' review report and notes to financial statements.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Premier Insured Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company and operates as a series company currently offering six series, including the New York Series ("the Series"). The Fund's investment objective is to maximize current income exempt from Federal and, where applicable, from State personal income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
    Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Series offers Class A, Class B and Class C shares. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
    The Fund accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series' operations; expenses which are applicable to all series are allocated among them on a pro rata basis.
    (A) PORTFOLIO VALUATION: The Series' investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.
    The Series follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Series.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Series to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Series may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Series not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Series to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the average daily value of the Series' net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Series' aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Series for any full fiscal year. The most stringent state expense limitation applicable to the Series presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certain expenses as described above) exceed 21\2% of the first $30 million, 2% of the next $70 million and 11\2% of the excess over $100 million of the average value of the Series' net assets in accordance with California "blue sky" regulations. However, the Manager had undertaken from August 1, 1995 through September 17, 1995 to reduce the management fee and reimburse such excess expenses paid by the Series, to the extent that the Series' aggregate expenses (exclusive of certain expenses as described above) exceeded specified annual percentages of the Series' average daily net assets. The Manager has currently undertaken from September 18, 1995 through July 31, 1996 to reduce the management fees paid by, or reimburse such excess expenses of the Series, to the extent that the Series' aggregate annual expenses (excluding 12b-1 distribution plan fees and certain expenses as described above) exceed an annual rate of 1.25 of 1% of the average daily value of the Series' net assets. The reduction in management fee, pursuant to the undertakings, amounted to $7,475 for the six months ended January 31, 1996.
    The undertaking may be modified by the Manager from time to time, provided that the resulting expense reimbursement would not be less than the amount required pursuant to the Agreement.
    Effective December 1, 1995, the Series compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Series. Such compensation amounted to $1,124 for the period from December 1, 1995 through January 31, 1996.
    (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Series pays the Distributor for distributing the Series' Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. For the period ended January 31, 1996, $21,492 was charged to the Series for the Class B shares and $1 was charged to the Series for the Class C shares.

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    (C) Under the Shareholder Services Plan, the Series pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Series and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended January 31, 1996, $6,404, $10,745 and $1 were charged to Class A, B and C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, for the six months ended January 31, 1996, amounted to $4,981,038 and $1,211,399, respectively.
    At January 31, 1996, accumulated net unrealized appreciation on investments was $818,406, consisting of $823,116 gross unrealized appreciation and $4,710 gross unrealized depreciation.
    At January 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

PREMIER INSURED MUNICIPAL BOND FUND, New York Series
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
PREMIER INSURED MUNICIPAL BOND FUND, NEW YORK SERIES
    We have reviewed the accompanying statement of assets and liabilities, including the statement of investments, of Premier Insured Municipal Bond Fund, New York Series (one of the Series constituting the Premier Insured Municipal Bond Fund) as of January 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended January 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended July 31, 1995 and financial highlights for each of the two years in the period ended July 31, 1995 and in our report dated September 6, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.
                              [Ernst & Young signature logo]

New York, New York
March 8, 1996

[Dreyfus lion "d" logo]
PREMIER INSURED MUNICIPAL
BOND FUND, NEW YORK SERIES
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903



Further information is contained
in the Prospectus, which must
precede or accompany this report.






Printed in U.S.A.                    916/382/606SA961
[Dreyfus logo]
Semi-Annual Report
Premier Insured
Municipal Bond Fund
New York Series
January 31, 1996